UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report: April 17, 2018
(Date of earliest event reported)
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Papa Murphy’s Holdings, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-36432 (Commission File Number)	27-2349094 (IRS Employer Identification No.)

8000 NE Parkway Drive, Suite 350 Vancouver, WA (Address of principal executive offices)	98662 (Zip Code)

(360) 260-7272
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company [X]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 1.01 Entry into a Material Definitive Agreement
On April 17, 2018, Papa Murphy’s Company Stores, Inc., a Washington corporation (the “Seller”) and Papa Murphy's International LLC, a Delaware limited liability company (the “Franchisor”), both wholly-owned subsidiaries of Papa Murphy's Holdings, Inc. (the “Company”), entered into a purchase and sale agreement (the “Agreement”) with Fresh Take, LLC, a Colorado limited liability company (the “Buyer”), for the sale of certain assets used in the operation of eight stores in the Denver, Colorado area (the “Denver Stores”) and ten stores in the Colorado Springs, Colorado area (the “Colorado Springs Stores” and collectively with the Denver Stores, the “Stores”).
Under the terms of the Agreement, the purchase price for the Denver Stores is approximately $2.5 million with consummation of the transaction to take place not later than May 21, 2018 or such other date as is mutually agreed upon by the Company and the Buyer, subject to the satisfaction of certain conditions. Under the terms of the Agreement, the purchase price for the Colorado Springs Stores is approximately $5.2 million with consummation of the transaction to take place not later than July 16, 2018 or such other date as is mutually agreed upon by the Company and the Buyer, subject to the satisfaction of certain conditions. The purchase price for the Stores excludes certain working capital items to be purchased at cost upon the closing of the transactions.
The above description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which will be filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended April 2, 2018.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is filed with this report:

EXHIBIT NUMBER	DESCRIPTION OF EXHIBITS
99.1	Press release dated April 19, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAPA MURPHY’S HOLDINGS, INC.

By:	/s/ Nik Rupp
Name: Nik Rupp
Title: Chief Financial Officer

Date: April 19, 2018